Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non- U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. OVERALL ORGANIC SALES GROWTH Proprietary Products Q4 2020 organic sales growth of 25.1%, led by sales of high-value products, which grew double digits BIOLOGICS Q4 19.8% PHARMA CONTRACT MANUFACTURING GENERICS Full Year Overall Net Sales $2.147B | 16.7% MSD LSD DD DD Abbreviations: LSD – low-single digit; MSD – mid-single digit; HSD – high-single digit; DD – double digit Diluted Earnings Per Share: $4.57 | 42% Adjusted Diluted Earnings Per Share: $4.76| 47% Eric M. Green President and Chief Executive Officer West Pharmaceutical Services, Inc. “We had a successful 2020 with tremendous execution, dedication and resiliency of our team and, most importantly, the trust of our customers across the globe. I am proud that we finished the year with record full-year net sales, organic sales growth and operating profit margin. Fourth quarter results were robust, led by strong growth in our Biologics and Generics market units. In addition, we experienced an acceleration in COVID-19-associated sales of high-value product (HVP) components used for vaccines and therapeutics. As we look ahead, we believe there is strong momentum in our base business and uptake of our HVP components and devices. We will continue to operate with excellence and a sense of urgency to maintain the supply of life-saving solutions that our customers, and ultimately patients, rely upon during these challenging times.”

Eric M. Green President & CEO Fourth-Quarter and Full Year Results 2020 Analyst Conference Call 9 a.m. Eastern Time | February 18, 2021 Bernard J. Birkett Senior Vice President & CFO

A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com To participate on the call, please dial: 877-930-8295 (U.S.) 253-336-8738 (International) The conference ID is 4095168 An online archive of the broadcast will be available at the website three hours after the live call and will be available through Thursday, February 25, 2021 by dialing: These presentation materials are intended to accompany today’s press release announcing the Company’s results for the fourth quarter and Full Year 2020 and management’s discussion of those results during today’s conference call. 855-859-2056 (U.S.) 404-537-3406 (International) The conference ID is 4095168

This presentation and any accompanying management commentary contain “forward- looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 Non-U.S. GAAP Financial Measures Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo® are registered trademarks of Daikyo Seiko, Ltd. Trademarks

MISSION VALUES PRIORITIES We contain and deliver injectable therapies that improve patients’ lives Passion for Customers Leadership in Quality One West Team Keeping Team Members Safe Ensuring Uninterrupted Supply of High-Quality Containment and Delivery Devices for Customers and Patients

A Strong Foundation that is Well-Positioned for Future Growth

Net Sales* by GEOGRAPHY


9%
43%
48%
Americas
Europe, Middle East, Africa
Asia Pacific

Net Sales* by PRODUCT CATEGORY


23%
5%
46%
26%
PROPRIETARY PRODUCTS
High-Value Components
Standard Packaging
High-Value Delivery Devices
Contract-Manufactured Products

Net Sales* by SEGMENT & UNIT


23%
31%
26%
20%
PROPRIETARY PRODUCTS
Biologics
Generics
Pharma
Contract-Manufactured Products



* December 2020 YTD

WST Q4/FY 2020 Earnings

6

West High-Quality Components on Majority of Vaccines Driven by years of pioneering science at West, the selection process for the best high-quality packaging components is complex. We are helping vaccine developers protect their sensitive biomolecules with trusted solutions. MEETING DEMAND Industry standard for packaging sensitive molecules with quality and reliability Best-in-industry component to ensure highest degree of quality and safety Leverage our global infrastructure and agility to meet increased COVID-19 demand

Gold Standard Top 25 Performer S&P 500 SAP S/4HANA® Ranked #4

Execute • Continue to build upon the Market-Led Strategy • Leverage world-class global manufacturing network for increased demand • Continue to deliver new tools such as West’s Online Store, Delta Cube and West Virtual Innovate • Connecting the dots across science and technology to realize ideas for potential value creation • Technology Scouting & New Go-to-Market Enablement • Product Life Cycle Management Grow • Create enhanced shareholder value through cash flow deployment • Increased capital expenditures to expand capacity for growing base business and incremental COVID-19 demand • Continue to invest in technology and seek Merger & Acquisition opportunities that complement and enhance current strategy

 Fourth quarter 2020 net sales of $580.2 million grew 23.3%; organic sales growth was 19.8%  Fourth quarter 2020 reported-diluted EPS of $1.29 increased 54%; adjusted-diluted EPS of $1.34 increased 63%  Full year 2020 net sales of $2.147 billion grew 16.7%; organic sales growth was 16.3%  Full year 2020 reported-diluted EPS of $4.57 increased 42%; adjusted-diluted EPS of $4.76 increased 47%

Three Months Ended December 31 2020 2019 Reported Net Sales $580.2 $470.6 Gross Profit Margin 36.4% 32.5% Reported Operating Profit $116.1 $78.1 Adjusted Operating Profit (1) $119.1 $73.1 Reported Operating Profit Margin 20.0% 16.6% Adjusted Operating Profit Margin (1) 20.5% 15.5% Reported-Diluted EPS $1.29 $0.84 Adjusted-Diluted EPS (1) $1.34 $0.82 “Adjusted Operating Profit,” “Adjusted Operating Profit Margin” and “Adjusted-Diluted EPS” are Non-U.S. GAAP financial measures. See slides 19-23 and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. (1)

Overall Organic Sales Growth – 19.8% (Q4 2020) Proprietary Products Q4 2020 organic sales growth of 25.1% led by sales of high-value products, which grew double digits BIOLOGICS GENERICS PHARMA Sales led by high-value products, including Flurotec®, Daikyo®, Novapure® and Westar® components Sales led by high-value products, including Flurotec® and Westar® components Sales led by high-value products, including Flurotec®, Westar® and Crystal Zenith® components CONTRACT MANUFACTURING Organic sales growth of 4.1%, led by sales of diagnostic and healthcare-related injection devices

580.2 87.8 16.3 5.5 470.6 Q4 2019 Volume & Mix Currency Sales Price Q4 2020

Three Months Ended December 31, 2020 2019 Proprietary Products Gross Profit $189.4 $134.1 Proprietary Products Gross Profit Margin 41.7% 38.0% Contract-Manufactured Products Gross Profit $21.7 $19.3 Contract-Manufactured Products Gross Profit Margin 17.2% 16.4% Consolidated Gross Profit $211.1 $153.2 Consolidated Gross Profit Margin 36.4% 32.5%

Cash Flow Items YTD 2020 YTD 2019 Depreciation and Amortization $109.1 $103.4 Operating Cash Flow $472.5 $367.2 Capital Expenditures $174.4 $126.4 Financial Condition December 31, 2020 December 31, 2019 Cash and Cash Equivalents $615.5 $439.1 Debt $255.2 $257.3 Equity $1,854.5 $1,573.2 Working Capital $870.3 $717.1

2021 Full-Year Guidance Consolidated Net Sales $2.500 - $2.525 billion Reported-Diluted EPS $6.00 - $6.15

Today more than ever, we must deliver on our promise — every component has a patient’s name on it. Execute. Innovate. Grow. Market-led Strategy Global Operational Effectiveness Fueling Product & Service Innovations

Eric M. Green President and Chief Executive Officer Bernard J. Birkett Senior Vice President and Chief Financial Officer Quintin Lai VP, Corporate Development, Strategy & Investor Relations Q & A

The non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. We may also refer to financial results excluding the effects of unallocated items. The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures.

Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended December 31, 2020 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $116.1 $20.4 $98.4 $1.29 Pension Settlement - 0.1 0.3 0.01 Cost Investment Impairment 2.5 - 2.5 0.03 Restructuring and severance related charges 0.3 0.1 0.2 - Amortization of Acquisition-related Intangible Assets 0.2 - 0.7 0.01 Adjusted (Non-U.S. GAAP) $119.1 $20.6 $102.1 $1.34 Twelve months ended December 31, 2020 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $406.9 $72.5 $346.2 $4.57 Pension Settlement - 0.9 2.9 0.04 Cost Investment Impairment 2.5 - 2.5 0.03 Restructuring and severance related charges 7.0 1.7 5.3 0.07 Amortization of Acquisition-related Intangible Assets 0.6 0.1 3.6 0.05 Adjusted (Non-U.S. GAAP) $417.0 $75.2 $360.5 $4.76

Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended December 31, 2019 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $78.1 $16.5 $63.9 $0.84 Restructuring and related charges 1.1 0.3 0.8 0.02 Gain on restructuring-related sale of assets (1.7) (0.4) (1.3) (0.02) Pension Settlement - 0.2 0.6 0.01 Argentina currency devaluation - (0.3) 0.3 - Tax recovery (4.4) (1.5) (2.9) (0.04) Tax law changes - (0.7) 0.7 0.01 Adjusted (Non-U.S. GAAP) $73.1 $14.1 $62.1 $0.82 Twelve months ended December 31, 2019 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $296.6 $59.0 $241.7 $3.21 Restructuring and related charges 4.9 1.2 3.7 0.04 Gain on restructuring-related sale of assets (1.7) (0.4) (1.3) (0.02) Pension Settlement - 0.8 2.7 0.04 Argentina currency devaluation 1.0 - 1.0 0.01 Tax recovery (4.4) (1.5) (2.9) (0.04) Tax law changes - 0.3 (0.3) - Adjusted (Non-U.S. GAAP) $296.4 $59.4 $244.6 $3.24

Reconciliation of Net Sales to Organic Net Sales (1) ($ millions) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. (1) Three months ended December 31, 2020 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $454.1 $126.1 $ - $580.2 Effect of changes in currency translation rates (12.9) (3.4) - (16.3) Organic net sales (Non-U.S. GAAP) (1) $441.2 $122.7 $ - $563.9 Twelve months ended December 31, 2020 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $1,648.6 $498.6 $(0.3) $2,146.9 Effect of acquisitions and/or divestitures (1.2) - - (1.2) Effect of changes in currency translation rates (2.2) (3.5) - (5.7) Organic net sales (Non-U.S. GAAP) (1) $1,645.2 $495.1 $(0.3) $2,140.0

Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2020 Actual 2021 Guidance % Change Reported-diluted EPS (U.S. GAAP) $4.57 $6.00 to $6.15 31% to 35% Pension settlement 0.04 - Cost investment impairment 0.03 - Restructuring and severance related charges 0.07 - Amortization of acquisition-related intangible assets 0.05 0.03 Adjusted-diluted EPS (Non-U.S. GAAP) (1) $4.76 $6.03 to $6.18 27% to 30% (1) See “Full-year 2020 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding adjusted-diluted EPS. In 2020, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.27. We have opted not to forecast 2021 tax benefits from stock-based compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the First-Quarter, Second-Quarter, Third- Quarter, and Fourth-Quarter 2020, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.07, $0.09, $0.02, and $0.09, respectively. Any future tax benefits associated with stock-based compensation that we receive in 2021 would provide a positive adjustment to our full-year EPS guidance.